UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FIND/SVP, Inc.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIND/SVP, INC.

Notice of a Special Meeting of Shareholders
To Be Held March 13, 2006

To Our Shareholders:

You are cordially invited to attend a Special Meeting of the Shareholders, and any adjournments or postponements thereof (the “Meeting”), of FIND/SVP, Inc. (the “Company”), which will be held on March 13, 2006 at 10:00 A.M., local time, at 625 Avenue of the Americas, New York, New York 10011, for the following purpose:

1.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, changing the Company’s name to “Guideline, Inc.”.

Shareholders of record at the close of business on February 1, 2006 shall be entitled to notice of and to vote at the Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Meeting. Submitting the enclosed form of proxy will appoint David Walke and Peter Stone as your proxies. You may submit your proxy by mail. You may revoke your proxy and vote in person if you decide to attend the Meeting. For instructions, please refer to page 2 of the Proxy Statement or the proxy card.

By order of the Board of Directors

By:	/s/ David Walke
David Walke,
Chairman of the Board of Directors and Chief Executive Officer

Date: February 10, 2006	By:	/s/ Peter Stone
Peter Stone,
Chief Financial Officer and Secretary

FIND/SVP, INC.
625 Avenue of the Americas
New York, New York 10011

____________________

PROXY STATEMENT
____________________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 13, 2006

INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy (the “Proxy Card”) are being furnished to the holders of capital stock (the “Shareholders”) of FIND/SVP, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of the Company for use at the Special Meeting of Shareholders to be held on March 13, 2006 at 625 Avenue of the Americas, New York, New York 10011, the Company’s principal executive offices, at 10:00 A.M., local time, and at any adjournment or postponement thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to our Shareholders on or about February 10, 2006.

At the Meeting, our Shareholders will be asked:

1.	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), changing the Company’s name to “Guideline, Inc.”.

The Board of Directors has fixed the close of business on February 1, 2006 (the “Record Date”) as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each holder of common stock of the Company (the “Common Stock”) as of the Record Date shall be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. Each holder of the Series A Preferred Stock of the Company (the “Series A Preferred Stock”) shall be entitled to one vote for each share of Common Stock into which such holder’s shares of Series A Preferred Stock are convertible, and such holder of Series A Preferred Stock shall be entitled to vote on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Common Stock and Series A Preferred Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the amendment to the Company’s Certificate of Incorporation changing the Company’s name (Proposal 1).

Voting

Our Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope.

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

The method of voting used will not limit a Shareholder's right to attend the Meeting.

Revocation of Proxy

A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) delivering a proxy that is dated later; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Beneficial owners who hold their stock in street name cannot revoke their proxies in person at the Meeting because the Shareholders of record who have the right to cast the votes will not be present. If a beneficial owner who holds its stock in street name wishes to change its vote after returning voting instructions, such beneficial owner should contact its bank, broker or other agent before the Meeting to determine whether it can do so.

Record Date; Shares Outstanding And Entitled To Vote

Only Shareholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of January 10, 2006, there were 20,455,063 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote, and 333,333 shares of common stock issuable upon conversion of 333,333 outstanding shares of Series A Preferred Stock. Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible. Accordingly, as of January 10, 2006, the total number of votes which may be cast at the meeting is 20,788,396.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of stock entitled to vote constitutes a quorum for this Meeting.

The affirmative vote of a majority of the votes entitled to be cast in person or by proxy by the holders of the Company’s Common Stock and Series A Preferred Stock outstanding on February 1, 2006, voting together as a single class, is necessary for the approval of the amendment to the Company’s Certificate of Incorporation changing the Company’s name. Abstentions, broker non-votes and withheld votes will count for purposes of establishing a quorum, but will not count as votes cast based on current state law requirements and the Company’s Certificate of Incorporation and Bylaws. Accordingly, abstentions, broker non-votes and withheld votes will count as votes against the proposal to amend the Company’s Certificate of Incorporation changing the Company’s name.

Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will only be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses. The Company may engage a proxy solicitation firm to assist it in the distribution and solicitation of proxies.

List of Shareholders

In accordance with New York law, a list of Shareholders as of the Record Date, certified by a responsible corporate officer of the Company or our transfer agent, will be available at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO DELIVER A PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE DELIVER YOUR PROXY PROMPTLY.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 10, 2006, certain information regarding the beneficial ownership of the outstanding Common Stock and Series A Preferred Stock by: (i) each person who is known to us to own 5% or more of the Company’s Common Stock and Series A Preferred Stock (the holdings of certain unrelated entities listed below are generally based on shareholdings disclosed in their public filings with the Securities and Exchange Commission (the “SEC”)); (ii) each of our current directors; (iii) each named executive officer as defined in Item 402(a)(3) of Regulation S-K; and (iv) all of our current executive officers and directors as a group. Unless otherwise indicated, each of the shareholders shown in the table below is known to us to have sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o FIND/SVP, INC., 625 Avenue of the Americas, New York, New York 10011.

	COMMON STOCK		SERIES A PREFERRED STOCK
Name and Address	Shares(1)	Percent(19)	Shares(1)(2)	Percent(20)
Petra Mezzanine Fund, L.P. (3) 172 Second Ave. North, Suite 112 Nashville, TN 37201	745,000	3.5%	333,333	100.0%
Austin W. Marxe and David M. Greenhouse (4) 153 E. 53rd Street 55th Floor New York, NY 10022	4,176,590	19.4%
Performance Capital (5) 767 Third Avenue New York, NY 10017	1,432,810	6.9%
Wynnefield Partners (6) c/o Small Cap Value LP 450 Seventh Avenue, Suite 509 New York, NY 10123	1,621,768	7.9%
Zesiger Capital Group LLC (7)	2,175,000	10.3%
David Walke (8)	2,334,293	11.1%
Martin Franklin (9)	2,000,292	9.7%
Andrew P. Garvin (10)	675,499	3.3%
Warren Struhl (11) 1100 Valley Brook Avenue Lyndhurst, NJ 07071	221,250	1.1%
Denise Shapiro (12)	45,000	*
Brian Ruder (13)	25,000	*
Regina Paolillo (14)	17,500	*
Peter Stone (15)	90,000	*
Marc Litvinoff (16)	190,000	*
Scott A. Gerard (17)	23,000	*
All directors and executive officers as a group (9 persons) (18)	3,621,542	17.0%

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* Less than 1%

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2)	Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible.

(3)
As of January 10, 2006, the Common Stock beneficially owned by Petra Mezzanine Fund, L.P. (“Petra”) consists of 745,000 shares of Common Stock issuable upon exercise of warrants; and 333,333 shares of Common Stock issuable upon conversion of 333,333 shares of the Series A Preferred Stock. Excluded are 73,333 shares of Common Stock issuable to Petra upon conversion of up to an additional 73,333 shares of the Company’s convertible preferred stock that may be issued to Petra as dividends on their shares of convertible preferred stock.

(4)
Austin W. Marxe (Marxe) and David M. Greenhouse (Greenhouse) share voting and investment control over all securities owned by Special Situations Fund III QP, L.P. (QP), Special Situations Cayman Fund, L.P. (Cayman) and Special Situations Private Equity Fund, LP (PE), respectively. 1,610,695 shares of Common Stock are held by QP, 587,900 shares of Common Stock are held by Cayman and 915,200 shares of Common Stock are held by PE. The interest of Marxe and Greenhouse in the shares of Common Stock owned by QP, Cayman and PE is limited to the extent of his pecuniary interest. 551,645 Warrants are held by QP, 200,000 Warrants are held by Cayman and 311,150 Warrants are held by PE. The information disclosed above regarding Marxe and Greenhouse is based solely on the Form 3 filed by Marxe and Greenhouse with the SEC on January 11, 2006. The principal business office for Marxe and Greenhouse is 153 East 53rd Street, 55th Floor, New York, New York 10022.

(5)
Includes 569,204 shares owned by Performance Capital LP and 438,436 shares owned by Performance Capital II LP. Includes 425,170 shares issuable under outstanding warrants. Each of Performance Capital LP and Performance Capital II LP disclaims beneficial ownership of the reported securities except to the extent of each of their respective pecuniary interests therein. The information disclosed above regarding Performance Capital LP and Performance Capital II LP is based solely on the Schedule 13G filed with the SEC on July 14, 2003. The principal business office for Performance Capital LP and Performance Capital II LP is 767 Third Avenue, New York, NY 10017.

(6)
Includes 443,025 shares owned by Wynnefield Partners Small Cap Value, LP, 549,175 shares owned by Wynnefield Partners Small Cap Value, L.P. I, 534,568 shares owned by Wynnefield Small Cap Value Offshore Fund, Ltd., and 95,000 shares owned by Channel Partnership II, L.P., inclusive of 85,034 shares issuable under outstanding warrants. The information disclosed above regarding Wynnefield Partners is based solely on the Schedule 13G filed by certain affiliates of Wynnefield Partners with the SEC on February 11, 2005. The principal business office for Wynnefield Partners and its affiliates referenced above is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(7)
The principal business office of Zesiger Capital Group LLC (“ZCG”) is 320 Park Avenue, 30th Floor, New York, New York 10022. The information disclosed above regarding ZCG is based solely on Amendment No. 1 to Schedule 13G filed by ZCG with the SEC on July 6, 2004 in which ZCG disclaimed beneficial ownership of the shares referenced above.

(8)
Includes 211,111 shares of common stock issuable under outstanding warrants, held in the name of Walke Associates, Inc., and 380,000 shares issuable under outstanding options. Each of David Walke and Walke Associates, Inc. disclaims beneficial ownership of the shares owned by the other.

(9)
Includes 1,154,181 and 630,000 shares of common stock beneficially owned by Marlin Equities, LLC and Martin Franklin, respectively; 211,111 shares of common stock issuable under outstanding warrants held in the name of Marlin Equities, LLC; and 5,000 shares issuable under outstanding options. The principal business office for Marlin Equities, LLC is 555 Theodore Fremd Avenue, Suite B-302, Rye, New York 10580.

(10)	Includes 5,000 shares issuable under outstanding options.

(11)	Includes 156,250 shares of common stock held in the name of Warren Struhl Family Partnership, and includes 65,000 shares issuable under outstanding options.

(12)	Represents 45,000 shares issuable under outstanding options.

(13)	Represents 25,000 shares issuable under outstanding options.

(14)	Represents 17,500 shares issuable under outstanding options.

(15)	Represents 90,000 shares issuable under outstanding options.

(16)	Includes 20,000 shares issuable under outstanding options.

(17)	Represents 23,000 shares issuable under outstanding options.

(18)	Includes 670,500 and 211,111 shares issuable under outstanding options and warrants, respectively.

(19)	Percent is based on 20,455,063 shares of common stock outstanding as of January 10, 2006.

(20)	Percent is based on 333,333 shares of convertible preferred stock outstanding as of January 10, 2006.

PROPOSAL 1
AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO EFFECTUATE A NAME CHANGE

The Company has determined that it is in the best interests of the Company to change its name to “Guideline, Inc.” or any other similar name utilizing “Guideline”. The Board has approved and recommends to the Shareholders that Article 1 of the Certificate of Incorporation be amended to change the name of the corporation to “Guideline, Inc.” or any other similar name utilizing “Guideline”. By approving this proposal, the shareholders will authorize the Company to file an amendment to the Company’s Certificate of Incorporation changing the Company’s name. If the Company’s name change is approved at the Meeting, the Company will promptly thereafter change its OTCBB trading symbol. The Company’s new OTCBB trading symbol will be determined at the time the name change becomes effective.

The Company believes that the name “Guideline, Inc.” or any other similar name utilizing “Guideline” better identifies the Company and its strategy as a single-source provider of custom business research. In addition, as one of the Company’s subsidiaries is the registered owner of a trademark for “Guideline,” the Company desires to utilize a name that is entitled to the benefits provided by federal intellectual property rights. If the Company’s name change is approved at the Meeting, the Company will amend its Certificate of Incorporation in accordance with such approval to effectuate its name change.

Approval of this proposal requires the affirmative vote of a majority of the votes entitled to be cast in person or by proxy by the holders of the Company’s Common Stock and Series A Preferred Stock outstanding on February 1, 2006, voting together as a single class.

The Board recommends that you vote FOR the amendment to the Company’s Certificate of Incorporation changing the Company’s name.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of the Special Meeting and this Proxy Statement.

 REQUIREMENTS FOR SUBMISSION OF
SHAREHOLDER PROPOSALS

Under the rules of the SEC, unless our 2006 Annual Meeting is called for a date not within 30 calendar days before or after June 10, 2006, the deadline for submitting a shareholder proposal for inclusion in our Proxy Statement and Proxy Card for presentation at our 2006 Annual Meeting has expired. If the Company decides to call its 2006 Annual Meeting for a date not within 30 calendar days before or after June 10, 2006, a shareholder proposal must be received by us at our principal executive offices at 625 Avenue of the Americas, New York, New York 10011 within a reasonable time before we begin to print and mail our proxy materials for the meeting. The proposal should be sent to the attention of the Secretary of the Company and must include the information and representations that are set out in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Company must receive notice of any shareholder proposal to be submitted at the 2006 Annual Meeting (but not required to be included in our proxy statement for that meeting) by March 27, 2006, or such proposal will be considered untimely pursuant to Rule 14a-5(e) under the Exchange Act.

FOR THE BOARD OF DIRECTORS

By:	/s/ Peter Stone
Peter Stone
Chief Financial Officer and Secretary

FIND/SVP, INC. 625 Avenue of the Americas, New York, New York 10011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, acknowledging receipt of the proxy statement dated February 10, 2006 of FIND/SVP, Inc. (the “Company”), hereby constitutes and appoints David Walke and Peter Stone, and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of the Company, standing in the name of the undersigned on the books of said corporation on February 1, 2006 at the Special Meeting of Shareholders of the Company, to be held at the offices of the Company, 625 Avenue of the Americas, New York City, New York, 10011, on March 13, 2006 at 10:00 A.M., New York City time, and any and all adjournments thereof.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposal, which is set forth in the Proxy Statement.

The Board of Directors recommends a vote FOR the amendment to the Company’s Certificate of Incorporation, as amended, changing the Company’s name.

The undersigned hereby directs this Proxy to be voted:

☒           Please mark votes as in this example.

1.	AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE COMPANY CHANGING THE COMPANY’S NAME.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

Date:__________________________, 200_

Signature of Shareholder

(Signature if held jointly)

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.